Exhibit 99.1

December 17th, 2025 Flash Compute Investor Presentation Note: Image is a rendering of expected data center design

2 STRICTLY PRIVATE & CONFIDENTIAL Legal Disclaimer Legal Disclaimer IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” The information contained on, or accessible through, any websites included in this Presentation is not incorporated by reference into, and should not be considered a part of, this Presentation. This Presentation is highly confidential. You may not reproduce or distribute this Presentation, in whole or in part. Distribution of this Presentation, or any of its contents, to any other person is prohibited. Each recipient hereof, by accepting delivery of this Presentation, agrees to the foregoing. By accepting this Presentation, each recipient expressly agrees to treat this Presentation in a confidential manner and in accordance with applicable law, including federal and state securities laws. The definitive terms of any financing referred to herein that is in the form of securities will described in the preliminary offering memorandum (the “Preliminary Offering Memorandum”) or the offering memorandum (the “Final Offering Memorandum”) related thereto, when they are available. Investors should not make any investment decision based on, or subscribe for any financing referred to herein on the basis of, this Presentation. To the extent any such financing is in the form of securities, any such decision or subscription should only be made, and will be deemed to have been made, on the basis of information contained in the Preliminary Offering Memorandum or the Final Offering Memorandum, when they are available. By accepting receipt of this Presentation, with respect to any financing in the form of securities, you will be deemed to have agreed that any such decision or subscription should only be made, and will be deemed to have been made, on the basis of information contained in the Preliminary Offering Memorandum or the Final Offering Memorandum, when they are available. FORWARD-LOOKING STATEMENTS. This Presentation is for informational purposes only and contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf Inc.’s (“TeraWulf”) and Fluidstack Ltd.’s (“Fluidstack”) management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) our ability to attract additional customers to lease our HPC data centers; (2) our ability to perform under our existing data center lease agreements; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf, Fluidstack and/or Flash Compute LLC’s (“Flash Compute”) operations or the industries in which they operate; (4) the ability to implement certain business objectives, including the development of a data center campus in Abernathy, Texas (the “Abernathy HPC Campus”), and to timely and cost-effectively execute related projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf, Fluidstack and/or Flash Compute; and (9) other risks and uncertainties detailed from time to time in the TeraWulf’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf, Fluidstack and Flash Compute do not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Preliminary Offering Memorandum, the Final Offering Memorandum as well as TeraWulf’s filings with the SEC, which are available at www.sec.gov. PAST PERFORMANCE. Past performance is not a reliable indicator of future results and should not be relied upon for any reason. NO OFFER; NO RELIANCE. This Presentation shall not, and is not intended to, constitute or contain an offer or invitation to sell or the solicitation of an offer to buy, and may not be used as, or in connection with, an offer or invitation to sell or a solicitation to buy any securities in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction. It does not comprise a prospectus for the purposes of EU Directive 2010/73/EU or otherwise. Offers of securities will be made only (a) to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the ”Securities Act”)) in reliance of Rule 144A and (b) to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. You should not rely on this Presentation as the basis upon which to make any investment decision. NON-GAAP FINANCIAL INFORMATION. This Presentation includes information based on financial measures that are not recognized under generally accepted accounting principles in the United States (GAAP). You should use Non-GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. Our Non-GAAP measure may not be identical or comparable to measures with the same name presented by other companies. PROJECTIONS. The projected financial data presented in this Presentation may not be indicative of our future results. Such data is not a prediction, should not be relied upon as such and is premised on a number of factors, all of which are inherently uncertain and subject to numerous business, industry, market, regulatory, geo-political, competitive and financial risks that are outside of our control. Any such projected financial data is based on available information and certain assumptions that we believe are reasonable under the circumstances. However, there can be no assurance that the assumptions made in connection with such data will prove accurate, and actual results may differ materially. We make no representations to any person regarding projected financial data and we do not intend to update or otherwise revise any such data to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such data are later shown to be incorrect. If our assumptions prove to be inaccurate, our actual results may differ substantially and materially from these projections.

1 STRICTLY PRIVATE & CONFIDENTIAL ($MM) (1) Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 2026 2027 2028 2029 2030 2031 Rent 1,467 66 264 272 280 289 297 Total Opex (232) (11) (43) (43) (44) (45) (46) NOI 1,236 55 221 229 236 243 251 NOI Margin (%) 84% 84% 84% 84% 84% 84% Land Lease Payments (215) (10) (39) (40) (41) (42) (44) NOI Post Land Lease Payment 1,021 45 183 189 195 201 207 NOI Margin Post Land Lease Payment (%) 69% 69% 70% 70% 70% 70% Interest (426) (25) (95) (88) (81) (73) (64) Amortization (419) (19) (75) (78) (80) (82) (85) DSRA Draw (Replace) - - - - - - - Cash Available After Mandatory Debt Service 176 2 12 23 34 46 58 Operating Fee (15) (1) (3) (3) (3) (3) (3) Cash Flow Available for Sweep 161 1 10 21 31 43 55 Excess Cash Flow Offer (81) (1) (5) (10) (16) (21) (28) Excess Free Cash Flow 81 1 5 10 16 21 28 Debt Summary Beginning 1,275 1,180 1,100 1,012 917 813 Mandatory Amortization (19) (75) (78) (80) (82) (85) Cash Collateral Released from Letter of Credit (75) - - - - - Sweep (1) (5) (10) (16) (21) (28) Total Debt 1,180 1,100 1,012 917 813 700 FS Termination Fee Paid by Google (Assumes an Early Termination)(2) Beginning FS Termination Fee - 1,275 1,175 1,071 965 855 Initial FS Termination Fee 1,300 - - - - - Amortization (25) (100) (103) (107) (110) (113) Ending FS Termination Fee 1,275 1,175 1,071 965 855 742 Google must assume the lease upon an FS insolvency or payment default, unless (i) the first 6 years of the DC Lease term have passed or (ii) the premises only has equipment installed capable of consuming less than 50% of Baseline Capacity In the event the FS termination fee is paid, the FS termination fee and the DSRA will prepay all rent owed on the land from such date through the date that is ten years following the rent commencement date under the land lease prior to sweeping the Senior Secured Notes, which is otherwise secured by the building worth $1.36Bn at cost Cash Flow Summary Assumes $450MM Equity, $1.275Bn Senior Secured Notes, 50% Excess Cash Flow Offer 1. Key Model Assumptions: • Assumes no FS Default Trigger occurrence through the life of the Senior Secured Notes • DC Lease commences 9/30/2026 • Opex (consisting of operational expenses, property taxes, and insurance) of ~$42.7MM in year 1, escalating at 3% per annum • 8.0% coupon being shown for illustrative purposes, with interest payable on a semiannual basis • 50% excess cash flow offer with 100% uptake, timing and amount of any individual ECF payment subject to periods described in the offering memorandum • Amortization of both backstop and debt begins upon DC Lease commencement 2. Maximum Google Backstop / Debt Balance; Google Backstop Outstanding represents the maximum amount of the FS Termination Fee available, though the proceeds that would be received are the lesser of the amount of outstanding debt or the scheduled FS Termination Fee. In the event the FS termination fee is paid, the FS termination fee will prepay all rent owed from such date through the date that is ten years following the rent commencement date under the land lease prior to sweeping the Senior Secured Notes, as such, there may not be sufficient proceeds from the FS Termination Fee to pay all of the Senior Secured Notes, however, bondholders would still have access to the collateral value of the building, which is worth $1.36Bn at cost